SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 18, 2004

Phillips-Van Heusen Corporation
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-07572	13-1166910
(Commission File Number)	(IRS Employer Identification Number)

200 Madison Avenue, New York, New York 10016
(Address of Principal Executive Offices)

Registrant's telephone number (212)-381-3500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits:

Exhibit	Description
99.1	Press Release, dated August 18, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 18, 2004, Phillips-Van Heusen Corporation, a Delaware corporation (the "Company"), issued a press release to report the Company's 2004 second quarter earnings.

The full text of the press release issued by the Company on August 18, 2004 is being furnished pursuant to Item 12 of Form 8-K, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION

By: /s/ Vincent A. Russo

Vincent A. Russo, Vice President &

Corporate Controller

Date: August 18, 2004